EXHIBIT 21 (i)

SUBSIDIARIES

None

EXHIBIT 99.1.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the registrant certify, to the best of his knowledge, that the registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 (the "Form 10-KSB”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-KSB, fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: April 15, 2003

Airtrax, Inc.

/s/ Peter Amico
Peter Amico

President,

Chief Executive Officer, and

Chief Financial Officer